UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Current Report on Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
October 31,  2005

Inter Parfums, Inc.
(Exact name of Registrant as specified in its charter)

Commission File Number 0-16469

Delaware                                                                         13-3275609
(State or other jurisdiction of                                          (I.R.S. Employer
incorporation or organization)                                         Identification No.)

551 Fifth Avenue, New York, New York 10176
(Address of Principal Executive Offices)

212. 983.2640
(Registrant's Telephone number, including area code)

Item 2.02. Results of Operations and Financial Condition.

        Certain portions of our press release dated October 31, 2005, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 2.02. They are as follows:

  The first paragraph, which relates to net sales for the third quarter and first nine months of fiscal year ending December 31, 2005 and
  The first phrase of the second paragraph relating to timing of sales.

Item 7.01. Regulation FD Disclosure.

        The balance of our press release (not otherwise incorporated in Item 2.02 above) dated October 31, 2005, a copy of which is annexed hereto as Exhibit no. 99.1, is incorporated by reference herein, and is filed pursuant to this Item 7.01 and Regulation FD. The information includes

  The balance of the second paragraph relating to 2005 guidance and
  The forth and fifth paragraphs relating to forward looking information.

Item 9.01 Financial Statements and Exhibits.

        99.1 Our press release dated October 31, 2005 is filed.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: October 31, 2005

Inter Parfums, Inc. By: /s/ Russell Greenberg Russell Greenberg, Executive Vice President